Goodwill and Other Intangible Assets - Summary of Expected Future Amortization of Other Intangible Assets (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 71,321
2021	61,322
2022	37,699
2023	18,178
2024	13,935
Thereafter	42,547
Total	$ 245,002